Exhibit 99.2

[Organon] Confidential Fourth Quarter and Full Year 2023 Earnings Organon

[Organon] Confidential

Disclaimer statement

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management’s expectations about Organon’s future financial performance and prospects, including full-year 2024 guidance estimates and predictions regarding other financial information and metrics, franchise and product performance and strategy expectations for future periods. Forward-looking statements may be identified by words such "foresees," “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” "would," "potentially," "intends," "seeks," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, an inability to fully execute on our product development and commercialization plans within the United States or internationally; an inability to adapt to the industry-wide trend toward highly discounted channels; changes in tax laws or other tax guidance which could adversely affect our cash tax liability, effective tax rates, and results of operations and lead to greater audit scrutiny; an inability to execute on our business development strategy or realize the benefits of our planned acquisitions; efficacy, safety, or other quality concerns with respect to marketed products, including market actions such as recalls, withdrawals, or declining sales; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility products; general economic factors, including recessionary pressures, interest rate and currency exchange rate fluctuations; general industry conditions and competition; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances; new products and patents attained by competitors; the impact of higher selling and promotional costs; any failure by Organon to obtain an additional period of market exclusivity in the United States for Nexplanon subsequent to the expiration of certain key patents in 2027; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict its future financial results and performance; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company’s filings with the Securities and Exchange Commission ("SEC"), including the company’s most recent Annual Report on Form 10-K and subsequent SEC filings, available at the SEC’s Internet site (www.sec.gov).

See Slides 22 - 27 of this presentation for a reconciliation of non-GAAP measures.

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ORGANON™

[Organon] Confidential Disclaimer statement, cont. Cautionary Note Regarding Non - GAAP Financial Measures This presentation contains “non - GAAP financial measures,” which are financial measures that either exclude or include amounts th at are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Speci fic ally, the company makes use of the non - GAAP financial measures Adjusted EBITDA, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted diluted EPS, which are not r eco gnized terms under GAAP and are presented only as a supplement to the company’s GAAP financial statements. This presentation also provides certain measures that exclude the impact of foreign exc hange. We calculate foreign exchange by converting our current - period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to ou r current - period results. The company believes that these non - GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of thes e m easures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company’s results as reported under GAAP. Because not all companies use i den tical calculations, the presentations of these non - GAAP measures may not be comparable to other similarly titled measures of other companies. You should refer to Slides 22 - 27 of this press releas e for relevant definitions and reconciliations of non - GAAP financial measures contained herein to the most directly comparable GAAP measures. In addition, the company’s full - year 2024 guidance measures (other than revenue) are provided on a non - GAAP basis because the co mpany is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expens es, stock - based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's on going operations. The company uses non - GAAP financial measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful representation of the underlying operating performance of the business. 3

[Organon] Confidential Full Year 2023 highlights 4 • Revenue of $6.3 billion, up 3% ex - FX ◦ All three franchises contributed to growth • Adjusted EBITDA of $1.9 billion • Diluted EPS of $3.99, Adjusted Diluted EPS of $4.14 • 2024 expected to represent third consecutive year of revenue growth ex - FX; expect stable to improving Adjusted EBITDA margins for full year 2024 See Slides 22 - 27 of this presentation for a reconciliation of non - GAAP measures.

[Organon] Confidential Women's Health • Fertility grew 9% ex - FX for full year 2023 • Jada more than doubled revenue ex - FX • Nexplanon positioned for strong 2024 • Recent launch of Xaciato • Franchise grew 24% ex - FX for FY 2023 • Double digit growth in both Renflexis and Ontruzant in 2023 • Hadlima leads all Humira* biosimilars • Revenue up 2% ex - FX for full year 2023 • Licensing agreement for migraine assets in Europe • Expect to achieve flat performance in 2024 5 Established Brands Biosimilars Women's Health * Humira is a trademark registered in the United States in the name of AbbVie Biotechnology Ltd.

[Organon] Confidential Durability of Established Brands Expanding manufacturing Stemming price erosion Durability and diversity of brands LCM / entrepreneurial focus Established Brands 6 Q1 Q2 Q3 Q4

[Organon] Confidential 7 Multiple market opportunities to drive continued stabilization across franchise Key Themes & Highlights New market launches of existing products Over 30 unique opportunities identified since spin and in progress, across 20 plus markets covering all regions – LAMERA, APJ, EUCAN, China, US Product indication expansions New channels & go - to - market models New pack size launches Clone, second brand & white box product launches Investment in select brands & leveraging brand equity

[Organon] Confidential Solid performance across all geographies $ mil Q4 - 23 Q4 - 22 Actual VPY Ex - FX VPY FY 2023 FY 2022 Actual VPY Ex - FX VPY Europe and Canada 414 389 6% 1% 1,673 1,631 3% 2% United States 411 394 4% 4% 1,478 1,437 3% 3% Asia Pacific and Japan 261 256 2% 3% 1,129 1,143 (1)% 3% China 203 196 4% 4% 864 917 (6)% (1)% Latin America, Middle East, Russia and Africa 279 230 21% 29% 965 895 8% 13% Other (1) 30 20 53% 45% 154 151 2% — % Total Revenues 1,598 1,485 8% 8% 6,263 6,174 1% 3% 8 (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties.

[Organon] Confidential ~ + 8% reported and ex - FX $ mil 9 Q4 2024 revenue: strong volume growth more than offset LOE and VBP impact (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties (3) (1) (2) ~ ~ ~ ~ ~ ~ $1,598

[Organon] Confidential

FY 2024 revenue: strong volume growth offset LOE, VBP and pricing


+1.4% reported
+3.3% ex-FX
$ mil
$6,174
~(20)
~ (95)
~ (90)
~420
~ (15)
~(115)
$6,263
FX ~(190) bps headwind to growth for FY
FY 2022
LOE (1)
VBP (2)
Price
Volume
Supply/Other (3)
FX
FY 2023

(1) *LOE = Loss of Exclusivity*
(2) *VBP = Volume Based Procurement*
(3) *Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties*

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[Organon] Confidential Women’s Health Women’s Health Revenues $ mil Q4 - 23 Q4 - 22 Act VPY Ex - FX VPY FY 2023 FY 2022 Act VPY Ex - FX VPY Nexplanon ® (contraception) 231 239 (4)% (3)% 830 834 (1)% 1% NuvaRing ® (contraception) 35 40 (14)% (12)% 152 173 (12)% (11)% Marvelon Œ / Mercilon Œ (contraception) 37 24 51% 51% 134 110 22% 24% Follistim ® (fertility) 83 50 64% 63% 262 229 14% 16% Ganirelix Acetate Injection (fertility) 22 25 (15)% (14)% 110 123 (10)% (8)% Jada ® (device) 13 8 56% 56% 43 20 113% 113% Other Women's Health products 44 46 1% (1)% 171 184 (7)% (6)% Total Women's Health 465 433 7% 8% 1,702 1,673 2% 3% 11 • Growth in Fertility, Marvelon/Mercilon , Jada offset generic competition for NuvaRing • Modest contribution from Nexplanon driven by one - time headwinds Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

[Organon] Confidential Biosimilars Biosimilars Revenues $ mil Q4 - 23 Q4 - 22 Act VPY Ex - FX VPY FY 2023 FY 2022 Act VPY Ex - FX VPY Renflexis ® 77 60 28% 28% 278 226 23% 24% Ontruzant ® 62 35 78% 76% 155 122 28% 27% Brenzys Œ 28 23 20% 20% 73 75 (2)% 1% Aybintio Œ 9 10 (11)% (17)% 43 39 10% 8% Hadlima Œ 23 6 NM NM 44 19 125% 130% Biosimilars 199 134 49% 48% 593 481 23% 24% 12 • Second year of double - digit revenue growth • Renflexis grew for 6th consecutive year, Ontruzant benefited from favorable timing of tenders • Hadlima uptake continues following U.S. launch Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

[Organon] Confidential Established Brands Established Brands Revenues $ mil Q4 - 23 Q4 - 22 Act VPY Ex - FX VPY FY 2023 FY 2022 Act VPY Ex - FX VPY Cardiovascular 322 328 (2)% (4)% 1,460 1,498 (3)% (1)% Respiratory 274 247 11% 13% 1,064 1,037 3% 6% Non - Opioid Pain, Bone & Derm 187 185 1% 3% 782 788 (1)% 2% Other 133 128 4% 2% 541 552 (2)% 1% Total Est. Brands 915 888 3% 3% 3,847 3,874 (1)% 2% 13 • Ex - FX growth of 2% for full - year 2023 despite headwinds in China • Volume growth continues to outpace price pressure Totals may not foot due to rounding .

[Organon] Confidential Gross Margin drove profitability variance All numbers presented on non - GAAP basis (1) Q4 - 23 Q4 - 22 Actual VPY FY 2023 FY 2022 Actual VPY Revenue 1,598 1,485 8% 6,263 6,174 1% Cost of sales 634 548 16% 2,333 2,116 10% Adjusted Gross profit 964 937 3% 3,930 4,058 (3)% Selling, general and administrative 401 414 (3)% 1,556 1,510 3% R&D 127 135 (6)% 500 446 12% Acquired IPR&D and milestones — — — 8 107 (93)% Total research and development including IPR&D 127 135 (6)% 508 553 (8)% Adjusted EBITDA 449 380 18% 1,944 2,085 (7)% Adjusted diluted EPS 0.88 0.81 8% 4.14 5.03 (18)% Per share impact to diluted EPS from acquired IPR&D and milestones — — — (0.03) (0.33) (91)% Adjusted Gross margin 60.3% 63.1% 62.7% 65.7% Adjusted EBITDA margin 28.1% 25.6% 31.0% 33.8% 14 (1) See Slides 22 - 27 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures.

[Organon] Confidential Significant improvement in working capital in Q4 FY 2023 close to $1 billion free cash flow before one - time, spin - related costs 15 (1) Free cash flow represents net cash flows provided by operating activities plus capital expenditures, acquired in - process researc h and development, and the effect of exchange rate changes on cash and cash equivalents. (USD millions) Q1 Q2 Q3 Q4 2023 Adjusted EBITDA $518 $530 $447 $449 $1,944 Less: Net cash interest expense (65) (179) (68) (184) (496) Less: Cash taxes (61) (29) (55) 10 (135) Less: Change in net working capital (207) (233) (52) 267 (225) Less: CapEx (23) (33) (37) (55) (148) Free Cash Flow Before One Time Costs $162 $56 $235 $487 $940 Less: One time spin - related costs (82) (94) (77) (91) (344) Less: Other one - time costs* 0 0 0 (35) (35) Free Cash Flow (1) $80 $(38) $158 $362 $562 *Represents the first installment pertaining to the settlement of the Microspherix litigation.

[Organon] Confidential 16 Bank covenant (*) net leverage ratio ~4.1x Voluntary debt repayments of $450M since spin $ mil Dec 2021 Dec 2022 Mar 2023 Jun 2023 Sept 2023 Dec 2023 Cash and cash equivalents 737 706 459 326 414 693 Gross Debt (1) 9,134 8,913 8,711 8,730 8,654 8,760 Net Debt (1) 8,397 8,207 8,252 8,404 8,240 8,067 (*) The definition of net debt in the company's credit agreement excludes unamortized fees but includes capitalized lease ob lig ations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone charges. (1) Debt figures are net of discounts and unamortized fees of $124 million, $105 million, $97 million, $93 million, $87 milli on and $84 million as of December 31, 2021, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023, respectively.

[Organon] Confidential 2024 expected to be third consecutive year of revenue growth at constant currency $ mil 17 (1) LOE = Loss of Exclusivity (2) VBP = Value Based Pricing (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties (1) (2) (3) ~(1.0%) to +3.8% reported, ~0.6% to +4.6% growth at constant currency Fx~(80) - (160) bps headwind to growth in 2024 ~ ~ ~ ~ ~ ~ $6,200 - $6,500

[Organon] Confidential Full Year 2024 guidance ranges 18 Provided on a Non - GAAP basis, except revenue 2023 Full Year Actuals 2024 Full Year Guidance Revenues $6.3B $6.2B - $6.5B Adjusted gross margin 62.7% 61.0% - 63.0% SG&A $1,556M $1.5B - $1.7B R&D (excluding IPR&D) $500M $400M - $500M Adjusted EBITDA margin 31.0% 31.0% - 33.0% Interest $527M ~$520M Depreciation $118M ~$130M Effective non - GAAP tax rate 18.3% 18.5% - 20.5% Fully diluted weighted average shares outstanding 256M ~259M

[Organon] Confidential Q&A

[Organon] Confidential Appendix

[Organon] Confidential Franchise performance $ mil Q4 - 2023 Q4 - 2022 Actual VPY Ex - FX VPY FY 2023 FY 2022 Actual VPY Ex - FX VPY Women’s Health 465 433 7% 8% 1,702 1,673 2% 3% Biosimilars 199 134 49% 48% 593 481 23% 24% Est. Brands 915 888 3% 3% 3,847 3,874 (1)% 2% Other (1) 19 30 (37)% (42)% 121 146 (17)% (19)% Total Revenues 1,598 1,485 8% 8% 6,263 6,174 1% 3% (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties. 21

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 22 Three Months Ended December 31, 2023 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (2) Non - GAAP Adjusted Revenues $ 1,598 $ 1,598 Cost of sales 683 (17) — (4) (28) — 634 Gross profit 915 964 Gross margin 57.3% 60.3 % Selling, general and administrative 469 (47) — (18) — (3) 401 Research and development 134 (2) — (5) — — 127 Restructuring costs 58 — (58) — — — — Interest expense 129 — — — — — 129 Exchange losses 17 — — — — — 17 Other expense (income), net 4 (4) — — — — — 1,494 1,308 Income before income taxes 104 290 Taxes on income (442) 7 12 5 5 477 64 Net income $ 546 $ 226 Earnings per share - Diluted $ 2.13 $ 0.88 (1) One - time spin - related costs includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US . (2) Other costs primarily includes a tax benefit resulting from the termination of a Swiss tax arrangement and one - time costs re lated to inventory step - up adjustments and legal reserves.

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 23 Year Ended December 31, 2023 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (2) Non - GAAP Adjusted Revenues $ 6,263 $ 6,263 Cost of sales 2,515 (47) — (17) (116) (2) 2,333 Gross profit 3,748 3,930 Gross margin 59.8% 62.7 % Selling, general and administrative 1,893 (178) — (68) — (91) 1,556 Research and development 528 (12) — (16) — — 500 Acquired in - process research and development and milestones 8 — — — — — 8 Restructuring costs 62 — (62) — — — — Interest expense 527 — — — — — 527 Exchange losses 42 — — — — — 42 Other expense (income), net 15 (17) — — — — (2) 5,590 4,964 Income before income taxes 673 1,299 Taxes on income (350) 49 13 17 21 488 238 Net income $ 1,023 $ 1,061 Earnings per share - Diluted $ 3.99 $ 4.14 (1) One - time spin - related costs includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US . (2) Other costs primarily includes a tax benefit resulting from the termination of a Swiss tax arrangement and one - time costs related to inventory step - up adjustments and legal reserves .

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 24 Three Months Ended December 31, 2022 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (2) Non - GAAP Adjusted Revenues $ 1,485 $ 1,485 Cost of sales 594 (7) — (4) (28) (7) 548 Gross profit 891 937 Gross margin 60.0% 63.1 % Selling, general and administrative 470 (36) — (16) — (4) 414 Research and development 142 (3) — (3) — (1) 135 Restructuring costs 17 — (17) — — — — Interest expense 119 — — — — — 119 Exchange losses 32 — — — — — 32 Other expense (income), net — (3) — — — 3 — 1,374 1,248 Income before income taxes 111 237 Taxes on income 3 12 4 6 4 — 29 Net income $ 108 $ 208 Earnings per share - Diluted $ 0.42 $ 0.81 (1) One - time spin - related costs includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US . (2) Other costs primarily includes one - time costs related to inventory step - up adjustments and legal reserves .

[Organon] Confidential Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 25 Year Ended December 31, 2022 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (2) Non - GAAP Adjusted Revenues $ 6,174 $ 6,174 Cost of sales 2,294 (25) — (13) (116) (24) 2,116 Gross profit 3,880 4,058 Gross margin 62.8% 65.7 % Selling, general and administrative 1,704 (122) — (51) — (21) 1,510 Research and development 471 (11) — (11) — (3) 446 Acquired in - process research and development and milestones 107 — — — — — 107 Restructuring costs 28 — (28) — — — — Interest expense 422 — — — — — 422 Exchange losses 11 — — — — — 11 Other expense (income), net 15 (23) — — — 3 (5) 5,052 4,607 Income before income taxes 1,122 1,567 Taxes on income 205 36 6 13 19 4 283 Net income $ 917 $ 1,284 Earnings per share - Diluted $ 3.59 $ 5.03 (1) One - time spin - related costs includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US . (2) Other costs primarily includes one - time costs related to inventory step - up adjustments, impairment charges and legal reserves .

[Organon] Confidential Income before income taxes to Adjusted EBITDA Unaudited, $ in millions Q4 - 2023 Q4 - 2022 Income before income taxes 104 111 Depreciation (1) 30 24 Amortization 28 28 Interest expense 129 119 EBITDA 291 282 Restructuring costs 58 17 One - time costs (2) 73 58 Stock - based compensation 27 23 Adjusted EBITDA 449 380 Adjusted EBITDA margin 28.1% 25.6% 26 (1) Excludes accelerated depreciation included in one - time costs . (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves .

[Organon] Confidential Income before income taxes to Adjusted EBITDA Unaudited, $ in millions FY 2023 FY 2022 Income before income taxes 673 1,122 Depreciation (1) 118 96 Amortization 116 116 Interest expense 527 422 EBITDA 1,434 1,756 Restructuring costs 62 28 One - time costs (2) 347 226 Stock - based compensation 101 75 Adjusted EBITDA 1,944 2,085 Adjusted EBITDA margin 31.0% 33.8% 27 (1) Excludes accelerated depreciation included in one - time costs . (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves .

[Organon] Confidential Number of products 14 5 51 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 28 TM TM

[Organon] Confidential Source: Symphony Healthcare Analytics , LLC (Jul 14, 2023 - Jan 26, 2024) 2023 U.S. Weekly Total Prescriptions (TRx) 29 Hadlima gaining ground